  As filed with the Securities and Exchange Commission on September 30, 1997.
                                              Registration No. 33-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                ---------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ACT MANUFACTURING, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            MASSACHUSETTS                           04-2777507
   (State or Other Jurisdiction of      (I.R.S. Employer Identification No.)
    Incorporation or Organization)

                               108 FOREST AVENUE
                          HUDSON, MASSACHUSETTS 01749
                                 (508) 562-1200
              (Address of Principal Executive Offices)  (Zip Code)

                                ---------------

                                1995 STOCK PLAN
                            (Full Title of the Plan)

                                ---------------

                                  JOHN A. PINO
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            ACT MANUFACTURING, INC.
                               108 FOREST AVENUE
                          HUDSON, MASSACHUSETTS  01749
                                 (508) 562-1200
           (Name and Address Including Zip Code and Telephone Number,
                   Including Area Code, of Agent for Service)

                                ---------------

                                    Copy to:
                             JOHN A. MELTAUS, ESQ.
                        TESTA, HURWITZ & THIBEAULT, LLP
                               HIGH STREET TOWER
                                125 HIGH STREET
                          BOSTON, MASSACHUSETTS  02110
                                 (617) 248-7000

  Approximate Date of Commencement of Proposed Sale to the Public: As soon as practicable after this Registration Statement becomes effective.

                                ---------------

                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                                     Proposed                Proposed
                                                     Maximum                  Maximum
       Title of                Amount                Offering                Aggregate            Amount of
    Securities to              to be                Price Per                Offering            Registration
    be Registered            Registered               Share                    Price                 Fee
----------------------------------------------------------------------------------------------------------------
1995 STOCK PLAN
Common Stock                  750,000               $34.31(1)               $25,732,500           $7,797.73
(Par Value $.01)
================================================================================================================

/(1)/ The price of $34.31 per share, which is the average of the high and low prices of the common stock of the registrant reported on the Nasdaq National Market on September 23, 1997 is set forth solely for purposes of calculating the filing fee pursuant to Rule 457(c) and (h) and has been used only for those shares without a fixed exercise price.

================================================================================

          This Registration Statement registers additional securities of the same class as other securities for which the Registration Statement No. 33-91964 on Form S-8 as filed with the Securities and Exchange Commission on May 5, 1995 relating to the ACT Manufacturing, Inc. 1995 Stock Plan is effective. Pursuant to General Instructions E, the contents of the above-listed Registration Statement are hereby incorporated by reference.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8.   Exhibits.
          --------

     Exhibit No.    Description of Exhibit
     -----------    ----------------------

     Exhibit 4.1 Second Restated Articles of Organization of the Registrant (filed as Exhibit 3.1 to the Registrant's Registration Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

     Exhibit 4.2 Articles of Amendment of Second Restated Articles of Organization of the Registrant.

     Exhibit 4.3 Amended and Restated By-Laws of the Registrant, as amended (filed as Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

     Exhibit 4.4 Specimen certificate representing the Common Stock of the Registrant (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

     Exhibit 4.5    Stock Option Plan dated April 15, 1993 (filed as Exhibit
                    10.3 to the Registrant's Registration Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

     Exhibit 4.6 Stock Option Plan dated April 15, 1993 (assumed from Automated Component Technologies, Inc.) (filed as Exhibit
                    10.4 to the Registrant's Registration Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

     Exhibit 4.7    1995 Stock Plan, as amended.

     Exhibit 4.8    1995 Non-Employee Director Stock Option Plan (filed as
                    Exhibit 10.2 to the Registrant's Registration Statement on Form S-1, File No. 33-89532, and incorporated herein by reference).

     Exhibit 5.1    Opinion of Testa, Hurwitz & Thibeault.

     Exhibit 23.1 Consent of Testa, Hurwitz & Thibeault (contained in Exhibit 5.1).

     Exhibit 23.2   Consent of Deloitte & Touche LLP.

     Exhibit 24.1 Power of Attorney (included as part of the signature page to this Registration Statement).

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, ACT Manufacturing, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Hudson, Commonwealth of Massachusetts, on this 20th day of August, 1997.

                              ACT MANUFACTURING, INC.


                              By:   /s/ John A. Pino
                                    -------------------------------------
                                    John A. Pino
                                    President and Chief Executive Officer

                               POWER OF ATTORNEY

     We, the undersigned officers and directors of ACT Manufacturing, Inc. hereby severally constitute and appoint John A. Pino and Douglass C. Greenlaw, and each of them singly, our true and lawful attorneys, with full power to them and each of them singly, to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable ACT Manufacturing, Inc. to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                   TITLE(S)                         DATE
       ---------                                   --------                         ----

      /s/ John A. Pino                     President, Chief Executive           August 20, 1997
-------------------------------             Officer and Chairman of the
         John A. Pino                       Board

   /s/ Douglass C. Greenlaw                Vice President of  Finance and       August 20, 1997
-------------------------------             Administration, Chief Financial
     Douglass C. Greenlaw                   Officer and Clerk

     /s/ Bruce R. Gardner                  Director                             August 20, 1997
-------------------------------
       Bruce R. Gardner

     /s/ Donald G. Polich                  Director                             August 20, 1997
-------------------------------
       Donald G. Polich

      /s/ Edward T. Cuddy                  Director                             August 20, 1997
-------------------------------
        Edward T. Cuddy

                                 Exhibit Index
                                 -------------



   Exhibit No.                    Description of Exhibit                     Page Number
   -----------                    ----------------------                     -----------
      4.1*         Second Restated Articles of Organization of the
                   Registrant...........................................

      4.2          Articles of Amendment of Second Restated Articles of
                   Organization of the Registrant.......................            8

      4.3*         Amended and Restated By-Laws of the Registrant, as
                   amended..............................................

      4.4*         Specimen certificate representing the Common Stock
                   of the Registrant....................................

      4.5*         Stock Option Plan dated April 15, 1993................

      4.6*         Stock Option Plan dated April 15, 1993 (assumed from
                   Automated Component Technologies, Inc.)..............

      4.7          1995 Stock Plan, as amended...........................          13

      4.8*         1995 Non-Employee Director Stock Option Plan..........

      5.1          Opinion of Testa, Hurwitz & Thibeault, LLP............          22

     23.1          Consent of Testa, Hurwitz & Thibeault, LLP
                   (contained in Exhibit 5.1)...........................

     23.2          Consent of Deloitte & Touche LLP......................          23

     24.1          Power of Attorney (included as part of the signature
                   page to this Registration Statement).................

* Incorporated by reference to Exhibits to the Registrant's Registration Statement on Form S-1, No. 33-89532.